EXHIBIT 99.1

             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002. 18 U.S.C. SECTION 1305

      The undersigned, Joseph F. MacDonough, is the President and Chief Executive Officer of Westborough Financial Services, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report").

By execution of this statement, I certify that:

      A)    the Report fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

      B) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended

August 14, 2002                        /s/ Joseph F. MacDonough
---------------                        ------------------------------------
Dated                                  Joseph F. MacDonough

             STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002. 18 U.S.C. SECTION 1305

      The undersigned, Joseph F. MacDonough, the Acting Interim Chief Financial Officer of Westborough Financial Services, Inc. (the "Company").

      This statement is being furnished in connection with the filing by the Company of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report").

By execution of this statement, I certify that:

      C)    the Report fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and

      D) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

      This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350. It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended

August 14, 2002                        /s/ Joseph F. MacDonough
---------------                        ------------------------------------
Dated                                  Joseph F. MacDonough